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                                                                EXHIBIT NO. 10.4

                           TENTH AMENDMENT TO LOAN AND
                               SECURITY AGREEMENT


     THIS TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of April 10, 2001, is entered into by and among CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), with a place of business at 251 South Lake Avenue, Suite 900, Pasadena, California 91101 and KRAUSE'S CUSTOM CRAFTED FURNITURE CORP., a California corporation (formerly known as Krause's Sofa Factory), and its wholly owned subsidiary, CASTRO CONVERTIBLE CORPORATION, a New York corporation (jointly and severally, "Borrower"), with their chief executive office located at 200 North Berry Street, Brea, California 92821.


                                    RECITALS

     A. Borrower and Lender have previously entered into that certain Loan and Security Agreement dated as of January 20, 1995, as amended by that certain First Amendment to Loan and Security Agreement dated as of May 10, 1996, that certain Second Amendment to Loan and Security Agreement dated as of August 26, 1996, that certain Third Amendment to Loan and Security Agreement dated as of November 25, 1996, that certain Fourth Amendment to Loan and Security Agreement dated as of August 14, 1997, that certain Fifth Amendment to Loan and Security Agreement dated as of December 11, 1997, that certain Sixth Amendment to Loan and Security Agreement dated as of March 15, 1999, that certain Seventh Amendment to Loan and Security Agreement dated as of August 23, 1999, that certain Eighth Amendment to Loan and Security Agreement dated as of December 15, 1999 and that certain Ninth Amendment to Loan and Security Agreement dated as of March 31, 2000 (collectively, the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     B. Borrower has requested that Lender (i) amend the Loan Agreement in certain respects, (ii) waive the Event of Default arising from the Borrower's failure to maintain Adjusted Net Worth as of December 24, 2000 as required in
Section 9.14 of the Loan Agreement, and (iii) consent to certain loans by General Electric Capital Corporation ("GECC") to Borrower in the aggregate principal sum of up to Three Million Dollars ($3,000,000) (collectively, the "GECC Loan").

     C. Lender is willing to agree to make such further amendments to the Loan Agreement and such waiver and consent under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment, except as expressly set forth herein.

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     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Loan Agreement.

          (a) The following is hereby added at the end of the definition of "Adjusted Net Worth" in Section 1.2 of the Loan Agreement:

               "plus (c) the unfunded principal amount of certain loans committed to be made by General Electric Capital Corporation to Borrower in the aggregate principal sum of up to Three Million Dollars ($3,000,000)."

          (b) The first sentence of Section 3.1(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

               "Borrower shall pay to Lender interest on the outstanding principal amount of the non-contingent Obligations at the rate of two and one-half (2.50%) percentage points per annum in excess of the Prime Rate, except that Borrower shall pay to Lender interest, at Lender's option, without notice, at the rate of four and one-half (4.50%) percentage points per annum in excess of the Prime Rate: (i) on the non-contingent Obligations for the period from and after the date of termination or non-renewal hereof, or the date of the occurrence of an Event of Default, and for so long as such Event of Default is continuing as determined by Lender or until such time as the Event of Default has been cured by Borrower or waived by Lender or Lender has received full and final payment of all such Obligations (notwithstanding entry of any judgment against Borrower) and (ii) on the Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default)."

          (c) Section 9.14 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

               "9.14 Adjusted Net Worth. Borrower shall maintain Adjusted Net Worth as of the last day of each fiscal month of not less than the amount set forth below for such fiscal month:

                   Fiscal Month                Amount
                   ------------                ------

                    March 2001               $2,500,000
                    April 2001               $3,700,000
                     May 2001                $2,900,000
                    June 2001                $3,600,000
                    July 2001                $2,200,000
                   August 2001               $3,000,000
                  September 2001             $3,500,000
                   October 2001              $2,600,000
                  November 2001              $2,600,000
           Each fiscal month thereafter      $4,900,000"

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          (d)  Section 9.15 of the Loan Agreement is hereby amended and restated
to read in its entirety as follows:

               "9.15 EBITDA. Borrower shall earn EBITDA of not less than One Million Two Hundred Thousand Dollars ($1,200,000) during the nine (9) fiscal months ending December 23, 2001."

          (e)  The following is hereby added to the Loan Agreement as Section
9.16 and existing Sections 9.16 through 9.18 of the Loan Agreement are hereby renumbered as Sections 9.17 through 9.19 thereof:

               "9.16 Gross Profit. Borrower shall earn gross profit, determined in accordance with generally accepted accounting principles consistently applied, of not less than Fifteen Million Dollars ($15,000,000) during each fiscal quarter, commencing with the fiscal quarter ending June 24, 2001."

     2. Waiver by Lender of Compliance with Adjusted Net Worth Covenant in the Loan Agreement. Borrower hereby acknowledges that it was not in compliance with the financial covenant relating to Adjusted Net Worth set forth in Section 9.14 of the Loan Agreement as of December 24, 2000, and that such non-compliance constitutes an Event of Default under the Loan Agreement. Lender hereby waives compliance by Borrower with the financial covenant set forth in Section 9.14 of the Loan Agreement as of December 24, 2000, and shall not exercise its rights and remedies under the Loan Agreement or applicable law in respect of such Event of Default; provided, however, that Lender shall be free to exercise all of its rights and remedies under the Loan Agreement in the event of Borrower's non-compliance with Section 9.14 of the Loan Agreement after December 24, 2000. The foregoing waiver is not a continuing waiver, and Lender does not by this waiver amend the terms and provisions of the Loan Agreement. Upon the occurrence of any Event of Default after the date hereof, or in the event that Lender learns of any Event of Default which occurred prior to the date hereof (other than a breach of the financial covenant set forth in Section 9.14 of the Loan Agreement as of December 24, 2000), Lender shall be free to exercise any and all of its various rights and remedies under the Loan Agreement.

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     3.   Consent to GECC Loan. Subject to the terms and conditions hereof,
Lender hereby consents to the GECC Loan.

     4. Accommodation Fee. Concurrently with its execution and delivery of this Amendment to Lender, and in consideration of the accommodations provided by Lender herein, Borrower shall pay an accommodation fee to Lender in the amount of Seventy-Five Thousand Dollars ($75,000), which shall be deemed fully earned by Lender as of the date hereof.

     5. Effectiveness of this Amendment. Lender must have received the following items, in form and substance acceptable to Lender, or evidence of the occurrence thereof, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment.

          (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and Borrower.

          (b) Authorizations. Evidence that the execution, delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

          (c) Representations and Warranties. The representations and warranties of Borrower set forth in the Loan Agreement must be true and correct.

          (d) Acknowledgment. Lender has received counterparts of the Acknowledgment appended hereto executed by the Parent.

          (e) GECC Loan. Copies of the documents executed by Borrower or Parent in connection with the GECC Loan, together with an original Intercreditor Agreement duly executed and delivered by GECC with respect thereto.

          (f) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

     6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California governing contracts wholly to be performed in that State.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute but one and the same instrument.

     8. Due Execution. The execution, delivery and performance of this Amendment are within the powers of the Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

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     9.   Otherwise Not Affected. In the event of any conflict or inconsistency between the Loan Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern. Except to the extent set forth herein, the Loan Agreement shall remain in full force and effect.

     10. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

     11. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                                  KRAUSE'S CUSTOM CRAFTED
                                                  FURNITURE CORP.,
                                                  a California corporation


                                                  By: /s/ Robert A. Burton
                                                      --------------------------
                                                  Name:   Robert A. Burton
                                                        ------------------------
                                                  Title:  Executive Vice
                                                          President and CFO
                                                         -----------------------


                                                  CASTRO CONVERTIBLE
                                                  CORPORATION,
                                                  a New York corporation


                                                  By: /s/ Robert A. Burton
                                                      --------------------------
                                                  Name:   Robert A. Burton
                                                        ------------------------
                                                  Title:  Executive Vice
                                                          President and CFO
                                                         -----------------------


                                                  CONGRESS FINANCIAL CORPORATION
                                                  (WESTERN),
                                                  a California corporation


                                                  By: /s/ Jeffrey K. Scott
                                                      --------------------------
                                                  Name:   Jeffrey K. Scott
                                                        ------------------------
                                                  Title:  Vice President
                                                         -----------------------


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                                 ACKNOWLEDGMENT


     The undersigned Krause's Furniture, Inc., a Delaware corporation ("KFI"), parent of Krause's Custom Crafted Furniture Corp. ("Krause's"), in consideration of Congress Financial Corporation (Western) ("Congress") continued extension of credit to Krause's and Castro Convertible Corporation, hereby consents to the foregoing Tenth Amendment to Loan and Security Agreement (the "Amendment") and acknowledges and confirms that its Guarantee dated November 25, 1996 (the "Guarantee") in favor of Congress remains in full force and effect.

     Although Congress has informed KFI of the matters set forth above, and KFI has acknowledged the same, KFI understands and agrees that Congress has no duty under the Loan Agreement as defined above, the Guarantee or any other agreement with KFI to so notify KFI or to seek such an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.


Dated: April 10, 2001                             KRAUSE'S FURNITURE, INC.,
                                                  a Delaware corporation


                                                  By: /s/ Robert A. Burton
                                                      --------------------------
                                                  Name:   Robert A. Burton
                                                        ------------------------
                                                  Title:  Executive Vice
                                                          President and CFO
                                                         -----------------------